The Gabelli U.S. Treasury Money Market Fund

Supplement to Prospectus dated February 1, 1997



	Effective April 15, 1997, Gabelli Funds, Inc. (the "Manager") increased its ownership of Gabelli-O'Connor Fixed Income Mutual Funds Management Company (the "Sub-Adviser"). This change of ownership resulted in the termination of the Sub-Advisory Agreement pursuant to the Investment Company Act of 1940, as amended. The Manager now performs all investment advisory services for The Gabelli U.S. Treasury Money Market Fund directly pursuant to the existing Management Agreement.






Dated:	April 16, 1997



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